UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2007

LAWSON SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51942

Delaware	20-3469219
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

380 St. Peter Street, St. Paul, Minnesota	55102-1302
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 767-7000

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act (17CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On April 12, 2007, management concluded, and the Audit Committee of our Board of Directors concurred, that a change was necessary to Note 5 of our interim condensed consolidated financial statements for the three and nine months ended February 28, 2007.  The change corrects an error in the tabular pro forma disclosure in Note 5 of the combined results of operations of Lawson Software, Inc. and Intentia International AB, which we acquired on April 24, 2006.    The correct table was prepared, but was inadvertently omitted from the version of the Form 10-Q that was ultimately filed with the Securities and Exchange Commission.  The change had no impact on the Company’s Condensed Consolidated Balance Sheets, Statements of Operations, or Statements of Cash Flows as previously reported in our Form 10-Q for the period ended February 28, 2007.  Nevertheless, management concluded, and the audit Committee of our Board of Directors concurred, that due to this change to our interim condensed consolidated financial statements with regard to Note 5, investors should not rely on the interim condensed consolidated financial statements for the three and nine months ended February 28, 2007 included in the Form 10-Q filed on April 9, 2007.

After review of the Form 10-Q filed on April 9, 2007, management also noted that the disclosures required for the repurchase of our common stock during the quarter had been made without a required table.  Under Item 703 (Purchases of Equity Securities by the Issuer and Affiliated Purchasers) of Regulation S-K, we are required to disclose certain data in a tabular form in Part II, Item 2 of the Form 10-Q.  The Form 10-Q included these data in narrative form as part of the Management’s Discussion and Analysis.

Concurrent with the filing of this Form 8-K, we filed a Form 10-Q/A for the quarterly period ended February 28, 2007.  That Form 10-Q/A corrects Note 5 mentioned above, and presents in the proper form and location the data regarding our share repurchases for the quarter pursuant to Item 703 of Regulation S-K.  In addition, we have updated our discussion of controls and procedures in Item 4 in light of the events that resulted in the filing of the Form 10-Q/A.

Management and authorized officers have discussed the matters disclosed in this current report on Form 8-K with PricewaterhouseCoopers LLP, our independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lawson Software, Inc.

Date: April 12, 2007	By: /s/ Stefan B. Schulz

Stefan B. Schulz
Senior Vice President and Global Controller
(Principal Accounting Officer)